Exhibit 10.13

WisdomBase Cloud Service Application Form ver. 1.5

To: Share-Wis Corporation

I hereby apply for cloud service usage under the following conditions after confirming the terms of use at the URL below: https://wisdombase.share-wis.com/tos

Application Date: June 11, 2024

■ Applicant Information

Company Name: Robot Consulting Co., Ltd.

Address: 2-6F Le Graciel BLDG. 5-22-6 Shinbashi, Minato-ku, Tokyo

Representative: Representative Director Hidetoshi Yokoyama

Applicant: Sales Department, Akira Takei

< Internal Processing Section > Responsible Person | Position | Confirmation | Remarks Nakanishi | Division Manager | Share-Wis Corporation |

■ Basic Service Usage Fees

Monthly Basic Fee:

●	Up to 100 IDs: ¥50,000 (tax excluded)
●	101 to 1,000 IDs: ¥70,000 (tax excluded )
●	1,001 to 10,000 IDs: ¥90,000 (tax excluded)
●	10,001 IDs or more: Add ¥9 per ID (tax excluded)

Payment Processing & Sales Commission Fees:

●	Sales Commission: 2.5% of content sales amount (tax excluded)
●	Payment Processing Fee: 3.7% of content sales amount (tax excluded)

Trial Distribution Fee (Unit price per test conducted per ID and per test):

●	Normal trial fee (note 1): ¥200 (tax excluded)
●	Optional trial Fees (note 1):

○	In-camera monitoring trial: ¥300 (tax excluded) (added to regular trial fee)
○	Desktop monitoring trial: ¥300 (tax excluded) (added to regular trial fee)

Initial Setup Required Fees:

●	Initial System Implementation Fee: ¥500,000 (tax excluded)
●	Custom Domain Usage Fee: => ✓ Will use

-	Initial fee: ¥10,000 (tax excluded) => ✓ Will use
-	Initial fee (purchase substitution): ¥20,000 (tax excluded), Domain fee: actual cost
-	Initial fee (setting up substitution): ¥50,000 (tax excluded), Custom domain monthly fee: ¥3,000 (tax excluded)

●	Basic SSL Certificate fees set up by Party A: ¥20,000
●	Authentication Function Usage Fee: => ✓ Will use
Initial fee(note 2): ¥100,000 (tax excluded)
Certificate issuance fee: Free
●	In-camera monitoring functions other than testing: Initial fee: ¥100,000 (tax excluded) Monthly fee: ¥10,000 (tax excluded)
●	SCORM Content Function: Initial fee: ¥100,000 (tax excluded) Monthly fee: ¥10,000 (tax excluded)
●	Facebook Login Setup Fee: ¥20,000 (tax excluded)
●	Google Login Setup Fee: ¥20,000 (tax excluded)
●	LINE Login Setup Fee: ¥20,000 (tax excluded)
●	Affiliate Function Fee: ¥50,000 (tax excluded)

Other Expenses: Other function additions will be quoted and charged separately as needed.

Monthly Basic Fee Start Date: July 2024

Note 1: The number of times the test is carried out for the confirmation of operation by the management user is included in the test distribution fee only for the number of times the user is notified by the method specified the first party. However, the optional test fee cannot be excluded.

Note 2: This is the cost per format. If the background image or fixed text is different, it is regarded as the same format, but if the variable part is different, it is counted as a different format. We will provide you with a separate estimate of the time required to set up a format that requires more than 10 hours of our company’s work, or to make changes or updates after the format has been set up.

■ Payment Terms

Initial and Required Fees: Due upon application completion, monthly payments thereafter Division Basic Fee / Custom Domain Monthly Fee: Due monthly from basic service start month, payable at month end

Trial Distribution Fee: Monthly totals calculated and billed, payable at month end

Payment Processing & Sales Commission Fees: As per usage agreement

■ Basic Service Usage Fees (2) (Unlimited Content Viewing Package Fees)

Monthly Basic Fee: 100 ID units: ¥30,000 (tax excluded) => ✓ Will use

Unlimited content Viewing Package (hereinafter referred to as the “Package” in this application) is a service that allows users to distribute content owned by the Company to end users without restrictions based on content type or other factors.

This package may be used under the following usage terms. Additionally, users may resell the package to end-users using subscription-based sales methods.

(1)	Internal use (closed site)
(2)	B to B resale use (closed site)
*Closed site is a site that can be viewed only by end users who have an ID.

*The contents of this package may become unavailable without prior notice due to the judgment of our company or instructors who provide the contents based on the contract with our company.

*If the user stops using this service, the end user will not be able to view or use the contents pertaining to this package.

Monthly Basic Fee Start Date: Year_____ Month_____

■ Payment Terms Monthly Basic Fee: Due monthly from service start month, payable at month end

■ Basic Service Usage Fees (3) (DX Learning Package Fees)

Course Usage Fee: 1 ID Unit: ¥50,000 (tax excluded)

Number of Users: _____ persons *Maximum users is 2 persons.

Usage Start Date: Year_____ Month_____ Day_____ Please enter a date at least 45 days after the application date.

■ Payment Terms Course Usage Fee: Due on completion date, payable at month end

Title: WisdomBase Cloud Service Application Form Electronic Signature Form_Robot Consulting Filename: WisdomBase_Cloud_...5_letter-size.pdf

Document ID: 206aa54a85c3f009edcb87e98337d45fc1535687

Signature Date Format: YYYY/MM/DD

Status: • Signed

Document History:

2024/06/11 10:17:34 UTC+9 Sent Signature request sent from application@share-wis.com to Share-Wis Corporation (k.nakanishi@share-wis.com), Tomoki Tsujikawa (tsujikawa@share-wis.com), Hidetoshi Yokoyama (support@robotconsulting.net) and Share-Wis Corporation (swadmin@share-wis.com) IP: 153.125.146.214

2024/06/11 10:17:43 UTC+9 Viewed Share-Wis Corporation (k.nakanishi@share-wis.com) viewed IP: 153.125.146.214

2024/06/11 10:20:01 UTC+9 Signed Share-Wis Corporation (k.nakanishi@share-wis.com) signed IP: 153.125.146.214

Title: WisdomBase Cloud Service Application Form Electronic Signature Form_Robot Consulting Filename: WisdomBase_Cloud_...5_letter-size.pdf Document ID: 206aa54a85c3f009edcb87e98337d45fc1535687 Signature Date Format: YYYY/MM/DD Status: • Signed

Document History:

2024/06/11 10:43:21 UTC+9 Viewed Tomoki Tsujikawa (tsujikawa@share-wis.com) viewed IP: 160.86.245.94

2024/06/11 10:43:34 UTC+9 Signed Tomoki Tsujikawa (tsujikawa@share-wis.com) signed IP: 160.86.245.94

2024/06/11 11:04:08 UTC+9 Viewed Hidetoshi Yokoyama (support@robotconsulting.net) viewed IP: 180.56.215.53

2024/06/11 11:05:57 UTC+9 Signed Hidetoshi Yokoyama (support@robotconsulting.net) signed IP: 180.56.215.53

Title: WisdomBase Cloud Service Application Form Electronic Signature Form_Robot Consulting Filename: WisdomBase_Cloud_...5_letter-size.pdf Document ID: 206aa54a85c3f009edcb87e98337d45fc1535687 Signature Date Format: YYYY/MM/DD Status: • Complete

Document History:

2024/06/11 12:08:10 UTC+9 Viewed Share-Wis Corporation (swadmin@share-wis.com) viewed IP: 153.125.146.214

2024/06/11 14:15:25 UTC+9 Signed Share-Wis Corporation (swadmin@share-wis.com) signed IP: 153.125.146.214

2024/06/11 14:15:25 UTC+9 Completed Document signing has been completed.